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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 3, 2002
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-32743

                                  TELLIUM, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                                        22-3509099
(State or other jurisdiction of                 (IRS Employer Identification
 incorporation or organization)                             Number)


                                2 Crescent Place
                        Oceanport, New Jersey 07757-0901
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (732) 923-4100

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

            99.1 Section 10 of the Company's Offer to Exchange filed as Exhibit (a)(1) to Amendment No. 3 to the Company's Schedule TO filed with the Securities and Exchange Commission on August 28, 2002


Item 9.  Regulation FD Disclosure.

                  On August 28, 2002, Tellium, Inc. (the "Company") filed Amendment No. 3 to its Schedule TO (the "Amendment"). The Amendment, among other things, extended the expiration date for the Company's option exchange program from August 28, 2002 to midnight, Eastern Time, on September 4, 2002. The Amendment also included an update to the Company's Form 10-Q for the quarter ended June 30, 2002 relating to the process of restructuring the Company's management incentive program. This update was included in Section 10 of the Company's Offer to Exchange that was filed with the Securities and Exchange Commission on August 28, 2002 and is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Certain matters discussed in this Form 8-K and the exhibit thereto are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current expectations, forecasts and assumptions of the company that involve risks and uncertainties. Forward-looking statements in this Form 8-K and the exhibit thereto include, but are not limited to: our board's intention to consider further and adopt and implement revisions to our management incentive program; our board's ability to address management concerns regarding the management incentive program; and all other statements that are not purely historical. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation, the risk that (1) employees will take an adverse position with respect to the board action revoking its authorization of revisions to our management incentive program and determining that the documents executed in connection with the changes to the management incentive program are void and unenforceable and (2) this board action will have a material adverse effect on us.

These and other factors and other risks and uncertainties are discussed in the company's filings with the Securities and Exchange Commission, particularly the "Risk Factors" section of our annual and quarterly reports. The forward-looking statements in this Form 8-K and the exhibit thereto are only made as of this date, and the company assumes no obligation to update the information included in this Form 8-K and the exhibit thereto, whether as a result of new information, future events or otherwise.

Tellium, the Tellium logo, "Smarter, Faster Optical Networks", Aurora Optical Switch, StarNet Software Suite, and others are trademarks or registered trademarks of Tellium, Inc. in the United States and/or other countries. Other marks are the properties of their respective owners.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 TELLIUM, INC.

Dated: September 3, 2002

                                                 By: /s/ Michael J. Losch
                                                     --------------------
                                                     Michael J. Losch
                                                     Chief Financial Officer